Exhibit 32.2 Section 1350 Certification

CERTIFICATION OF PERIODIC REPORT

I, Karl W. Mueller, the Senior Vice President and Chief Financial Officer of Old Republic International Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual report on Form 10-K of the Company for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.

Dated:    February 29, 2012

/s/ Karl W. Mueller
Karl W. Mueller, Senior Vice
President, Chief Financial
Officer and Principal
Accounting Officer